THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
John A. Bult                    Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Marc de F. de Logeres           Director
Michel Longchampt               Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Bernard Simon-Barboux           Director
Michel Somnolet                 Director
John W. Spurdle, Jr.            Director
Bernard Chauvel                 President
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary

INVESTMENT ADVISER
------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France

ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, N.A.
103 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

COUNSEL
------------------------------------------------------------
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

[LOGO]                          THE
                     ---------------------------------------
                                FRANCE
                     ---------------------------------------
                                GROWTH
                     ---------------------------------------
                                FUND, INC.
                     ---------------------------------------

 SEMI-ANNUAL REPORT FOR
 THE SIX MONTHS ENDED
 JUNE 30, 1998

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The France Growth Fund, Inc. (the 'Fund') is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Fund's objective is long-term capital appreciation through investment primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers and denominated in currencies other than the French franc.

THE INVESTMENT ADVISER

Indocam International Investment Services (formerly Indosuez International Investment Services) ('IIIS' or the 'Investment Adviser') is the Fund's investment adviser and manager. IIIS is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S. $135 billion at June 30, 1998.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation 'France'. The Fund's NYSE trading symbol is 'FRF'.

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in a table captioned 'Publicly Traded Funds' or 'Closed-End Funds'. Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. at (800) 852-4750.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as 'distributions') automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, N.A. (the 'Dividend Agent'), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PNC Bank, N.A. Dividend Agent for the Fund, at P.O. Box 8905, Wilmington, Delaware 19809.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

STOCK REPURCHASE PROGRAM

The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the six months ended June 30, 1998, the Fund did not repurchase any shares of its Common Stock.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 8, 1998. Shareholders voted to:
1) re-elect Jean A. Arvis, Pierre H.R. Daviron, Jacques Regniez and John W. Spurdle Jr. as Directors rather than Rajeev Das, Phillip Goldstein, George W. Karpus, and Steven Samuels; 2) ratify the appointment of PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP) as the Fund's independent accountants for the fiscal year ending December 31, 1998; 3) not convert the Fund to an open-end investment company; and 4) not terminate the investment advisory agreement between the Fund and its investment adviser. The resulting vote count for each proposal is indicated below:

1. Election of Directors:
     Jean A. Arvis.......................................     For:                      10,028,807
                                                              Withheld Authority:       953,599

     Pierre H.R. Daviron.................................     For:                      10,027,988
                                                              Withheld Authority:       954,418

     Jacques Regniez.....................................     For:                      10,027,648
                                                              Withheld Authority:       954,758

     John W. Spurdle, Jr.................................     For:                      10,026,988
                                                              Withheld Authority:       955,418


     Rajeev Das..........................................     For:                      813,176
                                                              Withheld Authority:       10,169,230

     Phillip Goldstein...................................     For:                      813,176
                                                              Withheld Authority:       10,169,230

     George W. Karpus....................................     For:                      813,176
                                                              Withheld Authority:       10,169,230

     Steven Samuels......................................     For:                      813,176
                                                              Withheld Authority:       10,169,230

In addition to the re-elected Directors, Thomas C. Barry, John A. Bult, Walter J.P. Curley, Marc de F. de Logeres, Michel Longchampt, Michel A. Rapaccioli, Bernard Simon-Barboux and Michel Somnolet continue to serve as Directors of the Fund.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

     2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants:

                                                              For:                      9,108,317
                                                              Against:                  97,973
                                                              Abstain:                  1,776,116

     3. To recommend the conversion of the Fund to an open-end investment company:

                                                              For:                      813,176
                                                              Against:                  10,169,230

     4. Termination of the investment advisory agreement between the Fund and its investment adviser:

                                                              For:                      813,176
                                                              Against:                  10,169,230

OTHER INFORMATION

The Tax-Advantaged Managed Distribution Plan

The Board of Directors of the Fund has adopted a tax-advantaged managed distribution plan (the 'Distribution Plan') designed to address the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan takes into account the Fund's current significant unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior calendar year. To the extent possible, the distribution will be funded by the realization of a portion of long-term capital gains. This quarterly distribution policy, which requires SEC approval, is expected to commence no later than the fourth quarter of 1998. In adverse market conditions, a distribution could constitute a return of capital. The Distribution Plan will remain in effect for a minimum of three years subject to reconsideration by the Board only in the event of a major market decline.

In addition, the Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

Adoption of a Single European Currency

Economic Monetary Union ('EMU') is scheduled to occur on January 1, 1999, when 11 European countries, including France, adopt a single currency--the euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid 'excessive deficits' and other more specific budgetary criteria. A European Central Bank will be responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

The Year 2000 Processing Issue

The management services provided to the Fund by the Investment Adviser and services performed by others, including the custodian and transfer agent, depend upon the smooth operation of their computer systems. The Fund, like all other mutual funds and organizations engaged in financial services, would be adversely affected if the Investment Adviser and other major service providers are not able to properly calculate data from and after January 1, 2000. This is commonly referred to as the 'Year 2000 Problem'. The Investment Adviser has made compliance with the Year 2000 Problem a high priority and is taking steps with their computer systems that they believe are reasonably designed to address this issue. The Fund is also seeking assurances that its other major service providers are taking reasonable measures to address Year 2000 issues. Although the Fund does not expect the Year 2000 Problem to adversely impact it, the Fund can not guarantee that the Investment Adviser's or the Fund's other service providers' efforts will be successful.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

From the commencement of investment operations of The France Growth Fund, Inc. (the 'Fund') on May 18, 1990, through June 30, 1998, the Fund recorded a return (including dividends) of 185.05% on a French franc basis. For the same period, the Societe de Bourse Francaise 120 Index (the 'SBF 120 Index') posted a return (excluding dividends) of 104.98%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by 80.07%.

On a US dollar basis, the Fund reported a return of 162.31% (including dividends) from the commencement of investment operations through June 30, 1998. For the same period, the SBF 120 Index recorded a return of 88.62%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by 73.69% since the beginning of operations. For the six months ended June 30, 1998, the Fund reported a net asset value return of 41.73% on a French franc basis (41.06% in US dollar terms) outperforming the SBF 120 Index by 2.77% on a French franc basis and 2.74% in US dollar terms.

Despite concerns fueled by the Asian crisis and Russia's difficulties, the Paris Bourse recorded strong performance, reflecting the solid fundamentals enjoyed by continental Europe. In this context, the Fund's performance during the six months ended June 30, 1998 is primarily attributable to strong gains from companies sensitive to the European economic recovery. In the automobile sector, Renault rose 101%, in the banking sector, BNP increased 55%, in retail, Pinault Printemps was up 57.6% and in software services, leader Cap Gemini increased an outstanding 97.4%. In addition, our strategy to overweight restructuring companies has proven rewarding. For instance, ATOS in the software services sector has risen 80%, Accor (hotel chain), Vivendi and Suez Lyonnaise (service companies) are all up in excess of 50% since the beginning of the year. Finally, we should mention the strong performance from one of our small cap companies, Ubi-Soft Entertainment (education and video game software producer) which increased in value 64.7%.

At June 30, 1998, the Fund's net asset value per share was US $17.96, up from US $13.12 at December 31, 1997. The market price at June 30, 1998 of US $15.0625 was also higher than the market price of the Fund of US $10.50 at December 31, 1997. The discount to net asset value stood at 16.13% at June 30, 1998 and ranged between 15.97% to 20.21% during the six month period ended June 30, 1998.

ECONOMIC AND FINANCIAL OVERVIEW

The general macro-economic picture for the French economy in the last months of 1997 and first half of 1998 has progressively moved from export-driven growth to a domestic demand recovery. Indeed, domestic demand has improved noticeably during the past six months. The trend of manufacturing output has continued to strengthen with growth of 7.5% year-on-year. This growth has been fueled primarily by consumer goods (7.4% year-on-year) and the automobile sector (15% year-on-year).

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                      DOMESTIC TAKES OVER FOREIGN DEMAND


                                       French            French
                                       industrial        industrial
                                       survey:           survey:
                                       level of          level of
                                       domestic          foreign
                                       order book        order book
                                       & demand          & demand

          12/31/87                        -1               -7
          01/29/88                         0               -5
          02/29/88                         7               -7
          03/31/88                         2               -3
          04/29/88                         6                4
          05/31/88                         3                3
          06/30/88                         5                4
          07/29/88                         9                7
          08/31/88                        10                8
          09/30/88                        13                9
          10/31/88                        13               11
          11/30/88                        21               16
          12/30/88                        27               18
          01/31/89                        21               16
          02/28/89                        18               16
          03/31/89                        16               14
          04/28/89                        13               11
          05/31/89                        15               11
          06/30/89                        13               12
          07/31/89                        17               15
          08/31/89                        10               13
          09/29/89                         4               12
          10/31/89                         3                9
          11/30/89                         3                9
          12/29/89                         3                8
          01/31/90                         6                6
          02/28/90                         5                5
          03/30/90                        -1               -1
          04/30/90                        -2               -3
          05/31/90                        -5               -4
          06/29/90                       -10               -5
          07/31/90                       -14               -7
          08/31/90                       -17              -12
          09/28/90                       -19              -16
          10/31/90                       -20              -17
          11/30/90                       -28              -22
          12/31/90                       -32              -28
          01/31/91                       -34              -31
          02/28/91                       -43              -32
          03/29/91                       -33              -30
          04/30/91                       -32              -30
          05/31/91                       -45              -38
          06/28/91                       -35              -33
          07/31/91                       -39              -37
          08/30/91                       -36              -37
          09/30/91                       -39              -36
          10/31/91                       -31              -33
          11/29/91                       -33              -36
          12/31/91                       -36              -38
          01/31/92                       -37              -37
          02/28/92                       -22              -33
          03/31/92                       -30              -36
          04/30/92                       -39              -38
          05/29/92                       -29              -35
          06/30/92                       -28              -37
          07/31/92                       -28              -39
          08/31/92                       -31              -39
          09/30/92                       -33              -39
          10/30/92                       -40              -46
          11/30/92                       -42              -46
          12/31/92                       -47              -48
          01/29/93                       -52              -47
          02/26/93                       -58              -55
          03/31/93                       -57              -56
          04/30/93                       -63              -59
          05/31/93                       -65              -61
          06/30/93                       -64              -64
          07/30/93                       -58              -58
          08/31/93                       -58              -59
          09/30/93                       -58              -61
          10/29/93                       -50              -55
          11/30/93                       -51              -53
          12/31/93                       -44              -45
          01/31/94                       -38              -46
          02/28/94                       -39              -44
          03/31/94                       -24              -27
          04/29/94                       -17              -22
          05/31/94                       -10              -14
          06/30/94                        -7              -11
          07/29/94                        -5              -12
          08/31/94                        -2               -7
          09/30/94                        -1               -2
          10/31/94                         0               -1
          11/30/94                        -1               -2
          12/30/94                         6                1
          01/31/95                        16                1
          02/28/95                        10               -1
          03/31/95                         2               -8
          04/28/95                         4               -5
          05/31/95                         2               -7
          06/30/95                        -5               -8
          07/31/95                       -14              -11
          08/31/95                       -13              -18
          09/29/95                       -14              -25
          10/31/95                       -17              -29
          11/30/95                       -20              -24
          12/29/95                       -23              -34
          01/31/96                       -27              -32
          02/29/96                       -32              -35
          03/29/96                       -31              -36
          04/30/96                       -27              -34
          05/31/96                       -30              -36
          06/28/96                       -39              -38
          07/31/96                       -23              -35
          08/30/96                       -20              -33
          09/30/96                       -19              -30
          10/31/96                       -14              -25
          11/29/96                        -8              -23
          12/31/96                        -6              -24
          01/31/97                        -4              -24
          02/28/97                         2              -20
          03/31/97                         0              -21
          04/30/97                        -4              -25
          05/30/97                         5              -19
          06/30/97                        12              -15
          07/31/97                        10              -11
          08/29/97                        17               -5
          09/30/97                        22                1
          10/31/97                        22                0
          11/28/97                        26                5
          12/31/97                        28               13
          01/30/98                        26                4
          02/27/98                        22                5
          03/31/98                        26               13
          04/30/98                        12                8
          05/29/98                        11                9
          06/30/98                        15               10
          07/31/98                        14                9





The outlook for investment in industry has also significantly improved. According to a recent Institut National des la Statistique et des Etudes Economiques ('INSEE') survey, companies intend to raise their capital spending 10% in real terms in 1998 after planning increases of only 2% in 1997. The capital goods sector stands out for its much improved prospects. Growth forecasts have been revised up to 15% from 10% in the January 1998 survey. The combined effects of short rates holding at historically low levels, an improved level of business confidence, and the lifting of uncertainties with respect to adherence to the Euro has led to a gradual recovery.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                       RECOVERY IN CAPITAL EXPENDITURES

                                INSEE Forecast

                         1990                     15
                         1991                     -4
                         1992                    -10
                         1993                    -15
                         1994                     -4
                         1995                      9
                         1996                      1
                         1997                      1
                         1998                     10



Continued disinflation as well as the recovery in employment has made for real increases in purchasing power which has consequently boosted household consumption. Household consumption of manufactured goods jumped 6.3% year-on-year, triggered primarily by the automobile and textile/leather sectors. This solid performance should continue as we anticipate ongoing improvement in household confidence.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                      STRONG RISE IN FRENCH CONSUMPTION

                                     French
                                     Household
                                     Survey:       French
                                     Household     Private
                                     Confidence    Consumption
                                     Indicator     Expenditure

                  Q4 '88                -16           2.84%
                  Q1 '89                -16           3.36%
                  Q2 '89                -17           3.14%
                  Q3 '89                -16           3.03%
                  Q4 '89                -13           2.70%
                  Q1 '90                -14           3.42%
                  Q2 '90                -14           3.48%
                  Q3 '90                -26           1.94%
                  Q4 '90                -23           2.00%
                  Q1 '91                -20           1.04%
                  Q2 '91                -26           0.96%
                  Q3 '91                -27           1.51%
                  Q4 '91                -29           1.88%
                  Q1 '92                -26           1.98%
                  Q2 '92                -27           0.99%
                  Q3 '92                -28           1.30%
                  Q4 '92                -30           1.16%
                  Q1 '93                -30          -0.48%
                  Q2 '93                -34           0.91%
                  Q3 '93                -34           0.13%
                  Q4 '93                -30           0.13%
                  Q1 '94                -26           0.68%
                  Q2 '94                -21           1.25%
                  Q3 '94                -16           1.96%
                  Q4 '94                -18           1.62%
                  Q1 '95                -21           1.89%
                  Q2 '95                -15           2.37%
                  Q3 '95                -28           1.64%
                  Q4 '95                -39           0.75%
                  Q1 '96                -33           3.51%
                  Q2 '96                -37           0.90%
                  Q3 '96                -37           1.79%
                  Q4 '96                -32           1.76%
                  Q1 '97                -32          -0.57%
                  Q2 '97                -23           0.70%
                  Q3 '97                -20           0.92%
                  Q4 '97                -21           2.55%
                  Q1 '98                -18           3.13%


Recent monthly industry surveys confirm that even the building sector appears to be gradually pulling out of its rut. Increases in lending demand, notably home loans, is tied to the very low interest rate environment.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


                      OPINIONS ON CONSTRUCTION PROSPECTS


                         Q4 '87                -11.33
                         Q1 '88                 -7
                         Q2 '88                 -8.67
                         Q3 '88                  2
                         Q4 '88                 -1.33
                         Q1 '89                 -2
                         Q2 '89                  0
                         Q3 '89                 -5.67
                         Q4 '89                 -7
                         Q1 '90                 -3.33
                         Q2 '90                 -4.33
                         Q3 '90                 -8
                         Q4 '90                 -8
                         Q1 '91                 -7
                         Q2 '91                -17
                         Q3 '91                -19.33
                         Q4 '91                -23.33
                         Q1 '92                -29
                         Q2 '92                -42
                         Q3 '92                -46
                         Q4 '92                -55
                         Q1 '93                -60
                         Q2 '93                -56
                         Q3 '93                -58
                         Q4 '93                -58
                         Q1 '94                -46.33
                         Q2 '94                -41
                         Q3 '94                -36
                         Q4 '94                -29.33
                         Q1 '95                -33.67
                         Q2 '95                -34.33
                         Q3 '95                -36.67
                         Q4 '95                -39.67
                         Q1 '96                -51
                         Q2 '96                -53.67
                         Q3 '96                -55.67
                         Q4 '96                -53.33
                         Q1 '97                -49
                         Q2 '97                -42.33
                         Q3 '97                -39.67
                         Q4 '97                -34.33
                         Q1 '98                -26.33
                         Q2 '98                -20.33


All in all, our estimate for 3% growth in gross domestic product for calendar 1998 appears well within reach.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

THE EQUITY MARKET

                 PARIS BOURSE-- 1998 +38.96% IN FRENCH FRANCS
                               (SBF 120 INDEX)


                          1997 Performance: +26.82%
                  Performance since the Fund's annual report
                         (December 31, 1997): +38.96%

                              12/29/95   100
                              01/02/96   101.56
                              01/03/96   103.23
                              01/04/96   103.01
                              01/05/96   102.47
                              01/08/96   102.59
                              01/09/96   102.73
                              01/10/96   102.31
                              01/11/96   101.69
                              01/12/96   102.32
                              01/15/96   103.08
                              01/16/96   104.28
                              01/17/96   104.98
                              01/18/96   104.79
                              01/19/96   105.15
                              01/22/96   104.78
                              01/23/96   103.85
                              01/24/96   104.38
                              01/25/96   104.72
                              01/26/96   105.45
                              01/29/96   105.98
                              01/30/96   107.2
                              01/31/96   108.3
                              02/01/96   108.37
                              02/02/96   108.3
                              02/05/96   106.67
                              02/06/96   106.95
                              02/07/96   106.96
                              02/08/96   105.79
                              02/09/96   106.05
                              02/12/96   106.38
                              02/13/96   107.13
                              02/14/96   106.1
                              02/15/96   106.51
                              02/16/96   106.2
                              02/19/96   105.54
                              02/20/96   105.24
                              02/21/96   105.33
                              02/22/96   106.17
                              02/23/96   107.67
                              02/26/96   107.06
                              02/27/96   107.7
                              02/28/96   108.91
                              02/29/96   108.75
                              03/01/96   110.12
                              03/04/96   110.12
                              03/05/96   109.49
                              03/06/96   109.64
                              03/07/96   109.75
                              03/08/96   108.23
                              03/11/96   106.95
                              03/12/96   106.35
                              03/13/96   106.95
                              03/14/96   107.71
                              03/15/96   107.28
                              03/18/96   107.91
                              03/19/96   107.85
                              03/20/96   107.72
                              03/21/96   108.05
                              03/22/96   107.94
                              03/25/96   109.49
                              03/26/96   109.52
                              03/27/96   110.69
                              03/28/96   110.33
                              03/29/96   111.55
                              04/01/96   112.25
                              04/02/96   112.8
                              04/03/96   112.62
                              04/04/96   113.07
                              04/09/96   113.26
                              04/10/96   113.99
                              04/11/96   112.95
                              04/12/96   112.87
                              04/15/96   113.26
                              04/16/96   114.01
                              04/17/96   113.13
                              04/18/96   113.68
                              04/19/96   114.12
                              04/22/96   115.28
                              04/23/96   115.12
                              04/24/96   115.75
                              04/25/96   115.47
                              04/26/96   116.57
                              04/29/96   116.26
                              04/30/96   116.94
                              05/02/96   116.66
                              05/03/96   115.5
                              05/06/96   114.42
                              05/07/96   114.18
                              05/09/96   114.17
                              05/10/96   115.31
                              05/13/96   114.89
                              05/14/96   115.71
                              05/15/96   115.93
                              05/17/96   116.53
                              05/20/96   115.89
                              05/21/96   116.46
                              05/22/96   115.29
                              05/23/96   115.68
                              05/24/96   116.06
                              05/28/96   116.76
                              05/29/96   116.13
                              05/30/96   115.63
                              05/31/96   115.76
                              06/03/96   116.23
                              06/04/96   116.01
                              06/05/96   116.21
                              06/06/96   116.98
                              06/07/96   115.64
                              06/10/96   116.42
                              06/11/96   116.81
                              06/12/96   116.82
                              06/13/96   116.32
                              06/14/96   115.74
                              06/17/96   115.86
                              06/18/96   115.62
                              06/19/96   115.32
                              06/20/96   114.23
                              06/21/96   114.32
                              06/24/96   115.15
                              06/25/96   116.13
                              06/26/96   115.91
                              06/27/96   115.96
                              06/28/96   116.56
                              07/01/96   116.33
                              07/02/96   116.04
                              07/03/96   116.16
                              07/04/96   116.72
                              07/05/96   115.53
                              07/08/96   114.43
                              07/09/96   114.31
                              07/10/96   114.58
                              07/11/96   114.13
                              07/12/96   112.82
                              07/15/96   111.77
                              07/16/96   109.52
                              07/17/96   109.92
                              07/18/96   110.5
                              07/19/96   110
                              07/22/96   108.46
                              07/23/96   109.35
                              07/24/96   107.93
                              07/25/96   109.05
                              07/26/96   108.52
                              07/29/96   108.4
                              07/30/96   108.72
                              07/31/96   109.82
                              08/01/96   110.52
                              08/02/96   111.31
                              08/05/96   110.82
                              08/06/96   110.15
                              08/07/96   109.93
                              08/08/96   110.12
                              08/09/96   109.77
                              08/12/96   109.23
                              08/13/96   109.39
                              08/14/96   109.28
                              08/19/96   109.46
                              08/20/96   110.9
                              08/21/96   109.92
                              08/22/96   110.66
                              08/23/96   110.9
                              08/26/96   110.88
                              08/27/96   110.78
                              08/28/96   110.34
                              08/29/96   109.11
                              08/30/96   108.81
                              09/02/96   109.17
                              09/03/96   108.78
                              09/04/96   109.53
                              09/05/96   110.14
                              09/06/96   110.59
                              09/09/96   111.21
                              09/10/96   112.15
                              09/11/96   112.01
                              09/12/96   113.2
                              09/13/96   113.89
                              09/16/96   114.15
                              09/17/96   113.87
                              09/18/96   113.53
                              09/19/96   113.76
                              09/20/96   113.54
                              09/23/96   112.83
                              09/24/96   113.64
                              09/25/96   114.77
                              09/26/96   114.71
                              09/27/96   114.76
                              09/30/96   115.91
                              10/01/96   115.57
                              10/02/96   116.48
                              10/03/96   116.26
                              10/04/96   116.85
                              10/07/96   116.81
                              10/08/96   117.33
                              10/09/96   116.8
                              10/10/96   116.27
                              10/11/96   116.86
                              10/14/96   116.77
                              10/15/96   118.16
                              10/16/96   117.77
                              10/17/96   118.13
                              10/18/96   119.1
                              10/21/96   118.87
                              10/22/96   118.55
                              10/23/96   117.26
                              10/24/96   117.42
                              10/25/96   117.91
                              10/28/96   117.57
                              10/29/96   116.39
                              10/30/96   116.34
                              10/31/96   117.05
                              11/04/96   117.3
                              11/05/96   119.28
                              11/06/96   120.4
                              11/07/96   120.44
                              11/08/96   120.3
                              11/12/96   121.35
                              11/13/96   120.85
                              11/14/96   120.38
                              11/15/96   121.86
                              11/18/96   121.35
                              11/19/96   121.89
                              11/20/96   121.71
                              11/21/96   121.85
                              11/22/96   122.63
                              11/25/96   123.83
                              11/26/96   123.7
                              11/27/96   123.44
                              11/28/96   124.34
                              11/29/96   125.55
                              12/02/96   125.76
                              12/03/96   127.27
                              12/04/96   125.39
                              12/05/96   124.81
                              12/06/96   122.11
                              12/09/96   122.94
                              12/10/96   122.87
                              12/11/96   121.04
                              12/12/96   121.04
                              12/13/96   120.64
                              12/16/96   121.64
                              12/17/96   120.34
                              12/18/96   121.32
                              12/19/96   122.79
                              12/20/96   124.28
                              12/23/96   124.36
                              12/24/96   124.6
                              12/26/96   125.26
                              12/27/96   125.47
                              12/30/96   126.07
                              12/31/96   126.05
                              01/02/97   123.47
                              01/03/97   124.73
                              01/06/97   126.05
                              01/07/97   125.96
                              01/08/97   127.33
                              01/09/97   128.11
                              01/10/97   127.2
                              01/13/97   128.79
                              01/14/97   130.77
                              01/15/97   130.3
                              01/16/97   131.36
                              01/17/97   132.13
                              01/20/97   131.28
                              01/21/97   131.19
                              01/22/97   132.86
                              01/23/97   133.85
                              01/24/97   132.41
                              01/27/97   132.89
                              01/28/97   135.07
                              01/29/97   134.26
                              01/30/97   135.81
                              01/31/97   136.5
                              02/03/97   136.31
                              02/04/97   135.96
                              02/05/97   137.82
                              02/06/97   138.45
                              02/07/97   140.36
                              02/10/97   140.37
                              02/11/97   139.99
                              02/12/97   141.15
                              02/13/97   142.46
                              02/14/97   142.33
                              02/17/97   142.71
                              02/18/97   141.98
                              02/19/97   140.91
                              02/20/97   139.97
                              02/21/97   139.41
                              02/24/97   139.86
                              02/25/97   141.87
                              02/26/97   141.64
                              02/27/97   142.96
                              02/28/97   142.16
                              03/03/97   141.78
                              03/04/97   144.14
                              03/05/97   144.83
                              03/06/97   146.46
                              03/07/97   146.75
                              03/10/97   146.94
                              03/11/97   146.07
                              03/12/97   143.83
                              03/13/97   143.17
                              03/14/97   143.72
                              03/17/97   141.22
                              03/18/97   140.29
                              03/18/97   141.19
                              03/20/97   139.11
                              03/21/97   140.83
                              03/24/97   140.42
                              03/25/97   142.39
                              03/26/97   143.57
                              03/27/97   144.1
                              04/01/97   140.32
                              04/02/97   137.95
                              04/03/97   137.15
                              04/04/97   137.37
                              04/07/97   139.9
                              04/08/97   140.35
                              04/09/97   142.12
                              04/10/97   141.79
                              04/11/97   140.45
                              04/14/97   139.9
                              04/15/97   142.5
                              04/16/97   142.66
                              04/17/97   142.24
                              04/18/97   138.89
                              04/21/97   137.56
                              04/22/97   137.15
                              04/23/97   138.1
                              04/24/97   138.6
                              04/25/97   138.41
                              04/28/97   139.09
                              04/29/97   141.4
                              04/30/97   142.98
                              05/02/97   143.85
                              05/05/97   144.61
                              05/06/97   143.67
                              05/07/97   143.25
                              05/09/97   142.78
                              05/12/97   145.26
                              05/13/97   146.54
                              05/14/97   148.8
                              05/15/97   148.74
                              05/16/97   149.14
                              05/20/97   147.49
                              05/21/97   149.08
                              05/22/97   147
                              05/23/97   147.96
                              05/26/97   142.4
                              05/27/97   143.71
                              05/28/97   139.15
                              05/29/97   139.09
                              05/30/97   139.1
                              06/02/97   139.8
                              06/03/97   141.16
                              06/04/97   141.8
                              06/05/97   144.62
                              06/06/97   145.79
                              06/09/97   144.36
                              06/10/97   143.18
                              06/11/97   144.48
                              06/12/97   147.22
                              06/13/97   149.32
                              06/16/97   148.87
                              06/17/97   147.33
                              06/18/97   146.83
                              06/19/97   146.27
                              06/20/97   147.03
                              06/23/97   147.32
                              06/24/97   148.54
                              06/25/97   152.5
                              06/26/97   153.69
                              06/27/97   153.63
                              06/30/97   152.27
                              07/01/97   156
                              07/02/97   154.49
                              07/03/97   155.75
                              07/04/97   155.97
                              07/07/97   156.68
                              07/08/97   155.96
                              07/09/97   156.97
                              07/10/97   155.94
                              07/11/97   156.48
                              07/15/97   157
                              07/16/97   158.89
                              07/17/97   157.47
                              07/18/97   153.77
                              07/21/97   153.38
                              07/22/97   155.59
                              07/23/97   159.36
                              07/24/97   158.07
                              07/25/97   160.49
                              07/28/97   160.41
                              07/29/97   160.5
                              07/30/97   162.78
                              07/31/97   163.41
                              08/01/97   162.19
                              08/04/97   159.66
                              08/05/97   159.18
                              08/06/97   161.33
                              08/07/97   162.17
                              08/08/97   159.49
                              08/11/97   158.65
                              08/12/97   159.29
                              08/13/97   155.87
                              08/14/97   155.93
                              08/18/97   153.26
                              08/19/97   156.55
                              08/20/97   158.72
                              08/21/97   157.74
                              08/22/97   154.99
                              08/25/97   154.78
                              08/26/97   153.35
                              08/27/97   153.42
                              08/28/97   151.44
                              08/29/97   149.01
                              09/01/97   150.52
                              09/02/97   155.73
                              09/03/97   155.57
                              09/04/97   155.81
                              09/05/97   155.65
                              09/08/97   156.2
                              09/09/97   155.14
                              09/10/97   153.17
                              09/11/97   151.34
                              09/12/97   150.86
                              09/15/97   153.61
                              09/16/97   155.38
                              09/17/97   155.89
                              09/18/97   157.7
                              09/19/97   157.71
                              09/22/97   159.58
                              09/23/97   158.69
                              09/24/97   160.01
                              09/25/97   159.14
                              09/26/97   158.37
                              09/29/97   158.42
                              09/30/97   159.59
                              10/01/97   161.64
                              10/02/97   161.4
                              10/03/97   163.17
                              10/06/97   162.44
                              10/07/97   161.85
                              10/08/97   160.15
                              10/09/97   157.08
                              10/10/97   156.78
                              10/13/97   159.12
                              10/14/97   159.4
                              10/15/97   158.68
                              10/16/97   158.47
                              10/17/97   156.68
                              10/20/97   155.97
                              10/21/97   157.84
                              10/22/97   156.42
                              10/23/97   151.35
                              10/24/97   151.05
                              10/27/97   146.98
                              10/28/97   140.6
                              10/29/97   149.21
                              10/30/97   145.41
                              10/31/97   145.48
                              11/03/97   147.89
                              11/04/97   147.56
                              11/05/97   149.7
                              11/06/97   148.01
                              11/07/97   144.41
                              11/12/97   144.08
                              11/13/97   144.16
                              11/14/97   144
                              11/17/97   147.42
                              11/18/97   147.94
                              11/19/97   148.16
                              11/20/97   149.53
                              11/21/97   151.47
                              11/24/97   148.76
                              11/25/97   148.29
                              11/26/97   149.68
                              11/27/97   150.8
                              11/28/97   152.23
                              12/01/97   154.9
                              12/02/97   154.84
                              12/03/97   154.67
                              12/04/97   155.53
                              12/05/97   155.48
                              12/08/97   156.53
                              12/09/97   157.74
                              12/10/97   156.64
                              12/11/97   151.75
                              12/12/97   151.81
                              12/15/97   151.96
                              12/16/97   155.03
                              12/17/97   154.19
                              12/18/97   154.24
                              12/19/97   151.13
                              12/22/97   153.18
                              12/23/97   152.75
                              12/24/97   153.62
                              12/26/97   153.68
                              12/29/97   156.89
                              12/30/97   158.66
                              12/31/97   159.85
                              01/02/98   161.84
                              01/05/98   163.38
                              01/06/98   161.9
                              01/07/98   160.57
                              01/08/98   158.39
                              01/09/98   156.7
                              01/12/98   153.33
                              01/13/98   155.72
                              01/14/98   156.68
                              01/15/98   157.27
                              01/16/98   159.38
                              01/19/98   159.91
                              01/20/98   160.94
                              01/21/98   160.34
                              01/22/98   159.91
                              01/23/98   158.83
                              01/26/98   160.53
                              01/27/98   162.83
                              01/28/98   164.53
                              01/29/98   166.51
                              01/30/98   168.4
                              02/02/98   169.17
                              02/03/98   169.32
                              02/04/98   168.28
                              02/05/98   169.43
                              02/06/98   170.67
                              02/09/98   170.98
                              02/10/98   171.75
                              02/11/98   171.98
                              02/12/98   169.29
                              02/13/98   169.67
                              02/16/98   171.42
                              02/17/98   173.98
                              02/18/98   174.2
                              02/19/98   172.79
                              02/20/98   173.27
                              02/23/98   174.25
                              02/24/98   173.78
                              02/25/98   177.93
                              02/26/98   180.42
                              02/27/98   181.76
                              03/02/98   182.98
                              03/03/98   181.69
                              03/04/98   180.2
                              03/05/98   180.8
                              03/06/98   185.17
                              03/09/98   187.27
                              03/10/98   187.02
                              03/11/98   188.07
                              03/12/98   187.78
                              03/13/98   188.66
                              03/16/98   191.47
                              03/17/98   194.53
                              03/18/98   194.02
                              03/19/98   195.82
                              03/20/98   195.69
                              03/23/98   195.1
                              03/24/98   197.88
                              03/25/98   201.88
                              03/26/98   200.06
                              03/27/98   201.42
                              03/30/98   200.96
                              03/31/98   204.42
                              04/01/98   204.93
                              04/02/98   207.48
                              04/03/98   207.39
                              04/06/98   210.02
                              04/07/98   206.2
                              04/08/98   204.76
                              04/09/98   205.88
                              04/14/98   204.91
                              04/15/98   205.69
                              04/16/98   204.01
                              04/17/98   204.64
                              04/20/98   205.81
                              04/21/98   204.78
                              04/22/98   203.71
                              04/23/98   203.05
                              04/24/98   201.48
                              04/27/98   196.47
                              04/28/98   200.45
                              04/29/98   198.67
                              04/30/98   205.5
                              05/04/98   210.5
                              05/05/98   209.32
                              05/06/98   209.75
                              05/07/98   207.63
                              05/11/98   212.78
                              05/12/98   211.45
                              05/13/98   212.84
                              05/14/98   212.65
                              05/15/98   211.76
                              05/18/98   209.68
                              05/19/98   211.19
                              05/20/98   214.35
                              05/22/98   214.54
                              05/25/98   217.73
                              05/26/98   218.24
                              05/27/98   213.67
                              05/28/98   213.83
                              05/29/98   215.38
                              06/02/98   217.95
                              06/03/98   221.03
                              06/04/98   219.59
                              06/05/98   222.55
                              06/08/98   223.54
                              06/09/98   223.6
                              06/10/98   229.52
                              06/11/98   220.28
                              06/12/98   215.7
                              06/15/98   213.26
                              06/16/98   213.47
                              06/17/98   217.63
                              06/18/98   215.8
                              06/19/98   214.65
                              06/22/98   213.97
                              06/23/98   215.68
                              06/24/98   218.61
                              06/25/98   222.14
                              06/26/98   222.51
                              06/29/98   224.17
                              06/30/98   222.14
                              07/01/98   224.94
                              07/02/98   224.54
                              07/03/98   226.95
                              07/06/98   227.1
                              07/07/98   228
                              07/08/98   228.29
                              07/09/98   227.45
                              07/10/98   224.21
                              07/15/98   228.38
                              07/16/98   229.02
                              07/17/98   230.32
                              07/20/98   229.48
                              07/21/98   227.23
                              07/22/98   222.42
                              07/23/98   223
                              07/24/98   221.23
                              07/27/98   217.97
                              07/28/98   217.27
                              07/29/98   217.92
                              07/30/98   220.58
                              07/31/98   219.93
                              08/03/98   215.78
                              08/04/98   213.28
                              08/05/98   209.47
                              08/06/98   208.98
                              08/07/98   212.81


The Asian markets has not undermined the optimism of the Paris Bourse, which reached new highs during the first half of 1998. Paradoxically, the triple shock of the Japanese recession, the Asian crisis and spectacular falls in crude oil and commodity prices has had a very positive impact on share prices:

-- Strong imported disinflation has triggered a rally in the western bond markets, leading to an unprecedented fall in long rates;

-- But for the slowdown in world trade, an increase in short rates within the Euro-zone which would have been in the cards, is no longer the case.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

Furthermore, the current bull market rests on the following fundamentals which were barely affected by the financial turmoil in Asia:

-- The confirmation of strong economic performance in France and in Europe, generally;

-- The positive earnings growth momentum still enjoyed by French companies;

-- Continued restructuring, opening up prospects for an improvement in return-on-capital invested;

-- Abundant liquidity and the gradual development of a shareholder culture;

-- The continuing high level of the US dollar.


                   SBF 120 INDEX: 1998 MONTHLY PERFORMANCE


                        January '98             5.34%
                        February '98            7.94%
                        March '98              12.46%
                        April '98               0.53%
                        May '98                 4.81%
                        June '98                3.14%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

With respect to sector performance, it is noteworthy that investor interest has focused on sectors with the most pronounced European profile and the smallest exposure to world prices and international trade (construction, services, automobile). This phenomenon is also perceptible within each sector, such as where domestic auto-producers (Renault +103.13%, Peugeot +71.2%) have outperformed international tire manufacturers (Michelin +15.18%).

Retailers fall in the same pattern with excellent performance from pure French exposed plays (Pinault-Printemps +57.6%) and lackluster results from largely diversified companies (Carrefour +21.81%). The superior performance of capital goods stems primarily from the incredible re-rating of France Telecom (+91.02%), following its privatization last fall, as well as the strong rise of Alcatel Alsthom (+60.91%). The banking sector recorded excellent 1998 first quarter earnings. On the other hand, French banks' significant exposure to the Asian risks made it clear that additional provisions were required by the end of June 1998.

Among poor performers, the consumer goods sector was hurt by cosmetic and luxury goods companies as well as the household appliances sub-sector whose earnings were affected by their large international exposure.


               SBF 120 INDEX--CHANGE IN STOCK PRICES BY SECTOR
                       JANUARY 1, 1998 - June 30, 1998


                            (CAC 40 Index: +40.17%
                       SBF Second Market Index: +32.31%
                            SBF 120 Index: +38.96%


Energy                                                            20.45%
Basic Products                                                    13.92%
Construction                                                      44.20%
  Capital Goods                                                   62.16%
Automobiles/Autopart Suppliers                                    58.47%
Consumer Goods                                                    27.68%
Food & Beverage                                                   34.53%
Retail                                                            32.30%
Services                                                          49.51%
Real Estate                                                       29.79%
Insurance                                                         32.78%
Banking                                                           37.92%
Holdings                                                          37.02%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Over the course of the quarter, the logic underpinning stock selection since last November has been reinforced. The first leg of our strategy favored companies highly exposed to European fundamentals which should strongly benefit from the ongoing European recovery. Therefore, among the most cyclical sectors we have focused on auto producers (Renault, Peugeot) and construction companies (Saint-Gobain, Lafarge).

Among growth stocks, we favored specialized retailers such as Castorama in the do-it-yourself market and Rexel for its sensitivity to capital spending. Companies linked to the economic recovery were also found in the services sector. During the past six months, we increased our weighting in media stocks (Havas Advertising, TF1 and NRJ). In addition, the Fund has significant positions in the software services and leisure sub-sectors.


                STRATEGIC SHIFTS BY SECTOR SINCE DECEMBER 1997


                Energy                                 -1.79%
                Construction                            0.85%
                Capital Goods                           1.69%
                Automobiles/Autopart Suppliers          2.32%
                Retail                                 -1.41%
                Services                               -0.89%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

The second leg of our investment strategy relied on restructuring companies. In the context of the Euro, ongoing deregulation in Europe has caused restructuring stories to drive the market up. During the past six months, the portfolio has been enriched by increased positions in Danone, Alcatel Alsthom, Rhone Poulenc and Vivendi (previously known as Generale des Eaux). In this light, we were active in the initial public offering market, subscribing to the Rhodia issue, which we considered attractive in light of their new management style.

In the defense industry, we added Lagardere to our portfolio and increased our position in Thompson-CSF. Restructuring at the European level seems poised to accelerate and we want to be involved. In the banking sector, we took advantage of the market's hesitancy to add to our position in BNP, as improvement in its domestic environment will procure benefits far outweighing international risks. In capital goods, our primary move related to France Telecom. We took advantage of a substantial setback of the stock linked to disappointing 1997 earnings to increase our weighting. Sales concerns in the oil sector were first and foremost. We took advantage of technical recoveries in share prices to reduce our position in Elf Aquitaine and Total.


                     PROTFOLIO BREAKDOWN AT JUNE 30, 1998
                       (as a percentage of net assets)


          Automobiles/Autopart Suppliers                       7.30%
          Basic Products                                       2.02%
          Capital Goods                                       17.87%
          Construction                                         6.21%
          Consumer Goods                                      12.79%
          Energy                                               7.24%
          Financial Services                                  12.84%
          Food & Beverage                                      4.67%
          Retail                                              10.32%
          Services                                            16.91%
          CAC 40 Futures                                       1.40%
          Other Assets less Liabilities                        0.50%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                  OVER/UNDER SECTOR ALLOCATION VS BENCHMARK
                               (SBF 120 INDEX)

         Energy                                                4.52%
         Basic Products                                        0.63%
         Construction                                          0.78%
         Capital Goods                                        -0.25%
         Automobiles/Autopart Suppliers                        2.21%
         Consumer Goods                                        0.09%
         Food & Beverage                                      -1.31%
         Retail                                                1.20%
         Services                                              3.82%
         Real Estate                                          -0.54%
         Insurance                                            -2.26%
         Banking                                              -0.24%
         Holdings                                             -1.13%


MARKET OUTLOOK

The continued strong performance of French stocks relies to an extent on confirmation of further earnings upgrades. Estimates for 1998 have been revised upward to +15.3% for the full year, followed by earnings forecasts of +14.8% for 1999 for companies comprising the CAC 40 index. These solid prospects justify higher than average earnings multiples, with median multiples of 25.3 times earnings for 1998 and 21.5 times earnings for 1999, which we do not consider excessive compared with those of neighboring European markets. Therefore, even though the spectacular rally enjoyed by the Paris Bourse has obviously led to some excess, we remain confident the current environment is still quite positive for French equities.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                            CAC 40 INDEX COMPANIES
             EVOLUTION OF EARNINGS GROWTH FORECASTS FOR 1998-1999


                           1998 Earnings             1999 Earnings
                    Growth Consensus: +15.3%    Growth Consensus: +14.8%

 01/22/97
 02/26/97                    1330.00%
 03/26/97                    1250.00%
 04/23/97                    1340.00%
 05/01/97                    1310.00%
 06/26/97                    1320.00%
 07/01/97                    1310.00%
 08/28/97                    1410.00%
 09/01/97                    1320.00%
 10/01/97                    1330.00%
 11/30/97                    1390.00%
 12/31/97                    1400.00%
 01/28/98                    1320.00%                      13
 02/25/98                    1420.00%                      14.2
 03/31/98                    1385.00%                      13.87
 04/30/98                    1440.00%                      13.89
 05/31/98                    1517.00%                      13.98
 06/30/98                    1557.00%                      14.56
 07/23/98                    1528.00%                      14.82

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)
--------------------------------------------------------------------------------

                             FRENCH MARKET RATIOS

                                               Current Level
                                            Based on Consensus
CAC 40 INDEX COMPANIES                       Median Estimates
-------------------------------------------------------------------

 Price Earning Ratio
            1998 (estimate)                        25.3x
            1999 (estimate)                        21.5x
-------------------------------------------------------------------
-------------------------------------------------------------------
 Price/Cash Flow 1998                              10.6
-------------------------------------------------------------------
-------------------------------------------------------------------
 Long Term Rate/Dividend Yield--1998               2.33
-------------------------------------------------------------------
-------------------------------------------------------------------
 Global Yield--1998                                2.05%
-------------------------------------------------------------------
-------------------------------------------------------------------
 Price/Book Value--1998                            2.80
-------------------------------------------------------------------


(Source: Jacques Chahine Finances)




We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund.

Sincerely,

/s/ Bernard Chauvel                         /s/ A. Arvis
Bernard Chauvel                             Jean A. Arvis
President                                   Chairman of the Board
The France Growth Fund, Inc.                The France Growth Fund, Inc.
August 4, 1998

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
FRENCH EQUITIES--98.17%
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
AUTOMOBILES/AUTOPART SUPPLIERS--7.30%
   28,965  Peugeot SA............................................. $  6,226,972
  132,435  Renault SA.............................................    7,531,734
   25,800  Sommer-Allibert........................................    1,340,559
   49,068  Valeo..................................................    5,014,722
                                                                   ------------
                                                                     20,113,987
                                                                   ------------

BASIC PRODUCTS--2.02%
   29,810  Air Liquide (a)........................................    4,929,717
   22,590  Rhodia SA (b)..........................................      629,845
                                                                   ------------
                                                                      5,559,562
                                                                   ------------
CAPITAL GOODS--17.87%
   62,518  Alcatel Alsthom (a)....................................   12,726,916
  300,959  France Telecom SA......................................   20,754,077
   41,000  Lagardere..............................................    1,706,582
   13,510  Legrand................................................    3,574,665
   65,382  Schneider SA...........................................    5,212,612
   18,950  ST Microelectronics (b)................................    1,342,827
   60,815  Thomson CSF............................................    2,313,122
    5,915  Zodiac SA..............................................    1,623,764
                                                                   ------------
                                                                     49,254,565
                                                                   ------------
CONSTRUCTION--6.21%
   14,377  Colas..................................................    2,807,878
    5,910  Groupe GTM.............................................      613,772
   56,578  Lafarge Coppee SA......................................    5,847,734
   42,357  Saint-Gobain (a).......................................    7,852,191
                                                                   ------------
                                                                     17,121,575
                                                                   ------------
CONSUMER GOODS--12.79%
   16,140  BIC....................................................    1,147,710
    3,260  Essilor International..................................    1,378,505
    9,120  Hachette Filipacchi Medias SA..........................    2,639,325
   22,636  L'Oreal (a)............................................   12,588,865
  167,088  Rhone Poulenc SA (a)...................................    9,422,360
   34,180  Synthelabo.............................................    5,765,437
   15,270  Ubi Soft Entertainment SA (b)..........................    2,310,575
                                                                   ------------
                                                                     35,252,777
                                                                   ------------
 Shares                                                               Value
---------                                                          ------------

ENERGY--7.24%
   58,510  Elf Aquitaine (a)...................................... $  8,224,491
   90,265  Total SA (a)...........................................   11,732,808
                                                                   ------------
                                                                     19,957,299
                                                                   ------------
FINANCIAL SERVICES--12.84%
  111,817  AXA SA (a).............................................   12,574,096
   95,011  Banque Nationale de Paris..............................    7,761,772
   79,791  Banque Paribas, A shares...............................    8,537,254
   31,278  Societe Generale (a)...................................    6,501,810
                                                                   ------------
                                                                     35,374,932
                                                                   ------------
FOOD & BEVERAGE--4.67%
   14,240  Eridania Beghin Say SA.................................    3,143,774
   18,760  Groupe Danone (a)......................................    5,171,642
   22,770  LVMH (a)...............................................    4,556,259
                                                                   ------------
                                                                     12,871,675
                                                                   ------------
RETAIL--10.32%
   10,730  Carrefour (a)..........................................    6,787,209
   31,330  Castorama Dubois.......................................    5,512,671
    3,663  Comptoirs Modernes.....................................    1,908,128
    9,535  Pinault Printemps......................................    7,978,684
    1,670  Promodes...............................................      925,170
    9,305  Rexel SA...............................................    3,966,974
    8,600  Ste. Guilbert SA.......................................    1,359,616
                                                                   ------------
                                                                     28,438,452
                                                                   ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
June 30, 1998
--------------------------------------------------------------------------------
FRENCH EQUITIES--(concluded)              TIME DEPOSIT--0.02%
------------------------------------------------------
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
SERVICES--16.91%
   22,693  Accor.................................................. $  6,349,687
   16,730  ATOS SA................................................    4,011,659
   12,433  Cap Gemini Sogeti SA...................................    1,953,258
   17,780  Club Mediterranee (b)..................................    1,534,837
    2,950  Club Mediterranee--Warrants, expiring 3/31/03 (b)......       95,130
    9,492  Havas Advertising......................................    1,918,178
    9,492  Havas Advertising--Warrants, expiring 5/13/01 (b)......       53,370
   12,400  NRJ SA.................................................    1,976,782
    7,804  Sodexho................................................    1,475,107
   59,765  Suez-Lyonnaise des Eaux................................    9,833,996
   16,905  TF 1...................................................    2,619,478
   68,763  Vivendi (a)............................................   14,680,508
   58,942  Vivendi--Warrants, expiring 5/2/01 (b).................      115,993
                                                                   ------------
                                                                     46,617,983
                                                                   ------------
TOTAL FRENCH EQUITIES
  (cost--$174,513,221)............................................  270,562,807
                                                                   ------------

Principal
 Amount                                                               Value
---------                                                          ------------
  $63,000  Brown Brothers Harriman & Co.
           Grand Cayman, 4.25% (c)
           (cost--$63,000)........................................ $     63,000
                                                                   ------------
TOTAL INVESTMENTS
  (cost--$174,576,221)--98.19%....................................  270,625,807
OTHER ASSETS LESS LIABILITIES--1.81%..............................    4,990,338
                                                                   ------------
NET ASSETS (applicable to 15,345,333 shares; equivalent to $17.96 per share)--100.00%............................................. $275,616,145
                                                                   ------------
                                                                   ------------

------------

(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $25,539,774 at June 30, 1998.
(b) Non-income producing security.
(c) Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$174,576,221)...... $270,625,807
    Cash (including French francs at affiliates of $9,799,847
     with a cost of $9,775,852)...................................    9,797,272
    Receivable for avoir fiscal...................................    2,611,803
    Dividends and interest receivable.............................      721,755
    Receivable for investments sold...............................      714,334
    Prepaid expenses and other assets.............................      192,123
                                                                   ------------
        Total assets..............................................  284,663,094
                                                                   ------------
LIABILITIES:
    Distribution payable..........................................    8,245,047
    Advisory fee payable..........................................      381,562
    Administration fee payable....................................       38,149
    Payable for variation margin on futures contracts.............        1,345
    Accrued expenses..............................................      380,846
                                                                   ------------
        Total liabilities.........................................    9,046,949
                                                                   ------------
NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued and
     outstanding (100,000,000 shares authorized)..................      153,453
    Additional paid-in capital....................................  163,784,670
    Undistributed net investment income...........................    1,772,471
    Accumulated net realized gain.................................   13,959,595
    Net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in French
     francs.......................................................   95,945,956
                                                                   ------------
        Net assets applicable to shares outstanding............... $275,616,145
                                                                   ------------
                                                                   ------------
NET ASSET VALUE PER SHARE.........................................       $17.96

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $1,513,161 of avoir fiscal
    (net of French withholding taxes of $680,922)...... $3,840,765
    Interest...........................................    127,275  $ 3,968,040
                                                        ----------  -----------
EXPENSES:
    Advisory fees......................................  1,006,798
    Administration fees................................    201,359
    Custodian and accounting fees......................    139,480
    Audit and legal fees...............................    134,750
    Directors' fees and expenses.......................    105,277
    Reports to shareholders............................     40,565
    Shareholder relations expense......................     24,726
    Transfer agent fees................................     13,756
    New York Stock Exchange listing fee................     12,030
    Insurance expense..................................     11,089
    Other expenses.....................................     14,720    1,704,550
                                                        ----------  -----------
    Net investment income..............................               2,263,490
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments......................................              12,125,053
      Futures contracts................................               3,146,119
      Foreign currency transactions....................                (357,653)
    Net change in unrealized appreciation/depreciation
    of:
      Investments......................................              65,566,362
      Futures contracts................................                (187,672)
      Other assets and liabilities denominated in
     French francs.....................................                  28,562
                                                                    -----------
    Net realized and unrealized gain on investments,
     futures contracts
      and foreign currency transactions................              80,320,771
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS...........................................             $82,584,261
                                                                    -----------
                                                                    -----------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             FOR THE
                                           SIX MONTHS
                                              ENDED          FOR THE YEAR
                                          JUNE 30, 1998          ENDED
                                           (UNAUDITED)     DECEMBER 31, 1997
                                          -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............   $  2,263,490       $   1,351,140
    Net realized gain on investments,
      futures contracts and foreign
      currency transactions............     14,913,519          29,971,323
    Net change in unrealized
      appreciation/depreciation of
      investments, futures
      contracts and other assets and
      liabilities denominated in French
      francs...........................     65,407,252          (7,112,049)
                                          -------------    -----------------
    Total from investment operations...     82,584,261          24,210,414
                                          -------------    -----------------
DIVIDENDS AND DISTRIBUTIONS:
    From net investment income.........             --            (191,110)
    In excess of net investment
      income...........................             --            (491,019)
    From net realized gain on
      investments......................     (8,245,047)        (27,374,204)
                                          -------------    -----------------
    Total dividends and
      distributions....................     (8,245,047)        (28,056,333)
                                          -------------    -----------------
    Net increase (decrease) in net
      assets...........................     74,339,214          (3,845,919)
NET ASSETS:
    Beginning of period................    201,276,931         205,122,850
                                          -------------    -----------------
    End of period......................   $275,616,145       $ 201,276,931
                                          -------------    -----------------
                                          -------------    -----------------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the 'Fund') was incorporated in Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Banque Indosuez (currently known as Credit Agricole Indosuez, an affiliate of the Investment Adviser of the Fund, as well as the subcustodian for the Fund's assets in France) of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant policies followed by the Fund.

Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of, the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at June 30, 1998. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in French francs are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in French francs (the 'Federal Reserve Exchange Rate'), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit ('avoir fiscal') for French taxes paid by a French company with respect to such dividend, equal to 42.5% of the dividend amount (50% tax rate less 15% withholding on such tax). The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ('ex-date') except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in French francs are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of French franc denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing French franc denominated assets and liabilities at the period exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in French francs. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

Futures Contracts--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ('initial margin') equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

During the six months ended June 30, 1998, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At June 30, 1998, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $25,539,774:

                                                                             U.S.$
                                              COST ON                        VALUE
   NUMBER OF                   EXPIRATION   ORIGINATION        VALUE        JUNE 30,    UNREALIZED
   CONTRACTS         TYPE         DATE          DATE       JUNE 30, 1998      1998     DEPRECIATION
---------------  ------------  ----------  --------------  --------------  ----------  ------------
Long positions:
      20         CAC 40 Index    7/31/98   FRF 16,880,321  FRF 16,880,000  $2,791,467  $       53
       7         CAC 40 Index    7/31/98        5,915,812       5,908,000    977,013        1,292
                                                                                       ------------
                                                                                       $    1,345
                                                                                       ------------
                                                                                       ------------

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are deceased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex- date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gain. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On June 16, 1998, the Board of Directors declared a long-term capital gain dividend aggregating $0.5373 per share. The dividend was paid on July 10, 1998, to shareholders of record on June 26, 1998.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services (formerly Indosuez International Investment Services) has an Investment Advisory and Management Agreement ('Advisory Agreement') with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million.

Mitchell Hutchins Asset Management Inc. (the 'Administrator') has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.18% of the value of the Fund's average weekly net assets up to $100 million and 0.16% of such assets in excess of $100 million, subject to a minimum annual fee of $150,000.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------

TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1998, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu, Dynabourse SA, Hayaux du Tilly et Cie and Carr Futures SNC received $36,087, $7,625, $3,331 and $25,590, respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition, Credit Agricole Indosuez earned fees of $27,156 in its capacity as subcustodian for the Fund of which $12,262 was unpaid at June 30, 1998. For the six months ended June 30, 1998, the Fund earned $64,333 in interest income from call account deposits held with Credit Agricole Indosuez. At June 30, 1998, the Fund had $7,401,117 and $2,398,730 of French francs at Credit Agricole Indosuez and Indosuez Carr Futures (on deposit for open futures contracts), respectively.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was substantially the same as the cost for financial statement purposes. Accordingly, net unrealized appreciation of investments of $96,049,586 was composed of gross appreciation of $97,417,840 for those investments having an excess of value over cost and gross depreciation of $1,368,254 for those investments having an excess of cost over value.

For the six months ended June 30, 1998, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $60,617,537 and $61,236,971, respectively.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below:

                                                      FOR THE
                                                    SIX MONTHS
                                                       ENDED                    FOR THE YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1998    --------------------------------------------------------
                                                    (UNAUDITED)       1997        1996        1995        1994        1993
                                                   -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period............        $13.12        $13.37      $11.60      $10.97      $12.94      $10.53
                                                   -------------    --------    --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...........................          0.15          0.09        0.11        0.37        0.01(a)     0.03
Net realized and unrealized gain (loss) on
  investments, futures contracts
  and foreign currency transactions.............          5.23          1.49        2.53        1.06       (0.68)(a)     2.38
                                                   -------------    --------    --------    --------    --------    --------
    Total from investment operations............          5.38          1.58        2.64        1.43       (0.67)       2.41
                                                   -------------    --------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income......................            --         (0.02)      (0.08)      (0.40)      (0.03)         --
In excess of net investment income..............            --         (0.03)      (0.00)(b)    (0.01)        --          --
From net realized gain on investments...........         (0.54)        (1.78)      (0.79)      (0.39)      (0.55)         --
                                                   -------------    --------    --------    --------    --------    --------
      Total dividends and distributions.........         (0.54)        (1.83)      (0.87)      (0.80)      (0.58)         --
                                                   -------------    --------    --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
Dilutive effect of rights offering..............            --            --          --          --       (0.67)         --
Offering costs charged to additional paid-in
  capital.......................................            --            --          --          --       (0.05)         --
                                                   -------------    --------    --------    --------    --------    --------
      Total capital share transactions..........            --            --          --          --       (0.72)         --
                                                   -------------    --------    --------    --------    --------    --------
Net asset value, end of period..................        $17.96        $13.12      $13.37      $11.60      $10.97      $12.94
                                                   -------------    --------    --------    --------    --------    --------
                                                   -------------    --------    --------    --------    --------    --------
Market value, end of period.....................        $15.06        $10.50      $10.38       $9.88       $9.13      $13.63
                                                   -------------    --------    --------    --------    --------    --------
                                                   -------------    --------    --------    --------    --------    --------
TOTAL INVESTMENT RETURN (c)(d)..................         48.57%        19.33%      13.91%      16.62%     (27.05)%     47.30%
                                                   -------------    --------    --------    --------    --------    --------
                                                   -------------    --------    --------    --------    --------    --------

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).........     $ 275,616      $201,277    $205,123    $178,080    $168,366    $148,922
Ratio of expenses to average net assets.........          1.42%(e)      1.48%       1.54%       1.58%       1.63%       1.71%
Ratio of net investment income to average net
  assets........................................          1.89%(e)      0.64%       0.84%       3.07%       0.19%       0.23%
Portfolio turnover..............................            26%           80%         83%         49%         52%         57%

------------------

(a) Based on average shares outstanding.

(b) Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(d) Total investment return for a period of less than one year is not annualized.

(e) Annualized.

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

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

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

    This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

    Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the French franc/U.S. dollar exchange rate.